Exhibit 10.1

AMENDMENT NO. 1 TO SEVENTH AMENDED AND RESTATED ADVISORY AGREEMENT
Reference is made to the Seventh Amended and Restated Advisory Agreement, dated as of June 26, 2015 (the “Agreement”), among New York REIT, Inc., a Maryland corporation (the “Company”), New York Recovery Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), and New York Recovery Advisors, LLC, a Delaware limited liability company (the “Advisor”).
The Company, the Operating Partnership and the Advisor, intending to be legally bound, hereby amend the Agreement as set forth herein.
1.    The second sentence of Section 16 of the Agreement is hereby amended and restated as follows: “This Agreement shall be deemed renewed automatically for successive six month periods beginning June 26, 2016 (each, an “Automatic Renewal Term”); provided, that this Agreement terminate automatically upon the earlier of (a) consummation of a Change of Control or (b) termination in accordance with Section 17 hereof.
2.    The first sentence of Section 17 of the Agreement is hereby amended and restated as follows: “This Agreement may be terminated on June 26, 2016 or at the expiration of the then current Automatic Renewal Term by the Independent Directors of the Company or by the Advisor, without Cause and without penalty, upon sixty (60) days’ prior written notice.” The second sentence of Section 17 of the Agreement is hereby amended to delete the words “or upon a Change of Control”.
3.    As amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.
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IN WITNESS WHEREOF, the undersigned have executed this amendment as of the 25th day of April, 2016.

NEW YORK REIT, INC.

By:	/s/ Michael Happel
Name: Michael Happel
Title: CEO

NEW YORK RECOVERY OPERATING
PARTNERSHIP, L.P.

By:	New York REIT, Inc. its General Partner

By:	/s/ Michael Happel
Name: Michael Happel
Title: CEO

NEW YORK RECOVERY ADVISORS, LLC

By:	New York Recovery Special Limited
Partnership, LLC its member

By:	American Realty Capital III, LLC
its Managing Member

By:	AR Capital, LLC
its Member

By:	/s/ Jesse Galloway
Name: Jesse Galloway
Title: Authorized Signatory

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